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                                                                   EXHIBIT 32.2

      CERTIFICATION PURSUANT TO SS. 906 OF THE SARBANES-OXLEY ACT OF 2002
                              (18 U.S.C. ss. 1350)

         The undersigned, as the chief financial officer of AGCO Corporation, certifies that the Quarterly Report on Form 10-Q for the period ended September 30, 2003, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of AGCO Corporation at the dates and for the periods indicated. The foregoing certification is made pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350) and shall not be relied upon for anY other purpose.

         Dated this 14th day of November, 2003.


                                                      /s/ Andrew H. Beck
                                                      -------------------------
                                                      Andrew H. Beck
                                                      Senior Vice President and
                                                      Chief Financial Officer